UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the Company’s October 24, 2023 announcement of its earnings for the quarter ended September 30, 2023 (the “Q3 2023 Earnings Release”), and during the preparation of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, Capital City Bank Group, Inc. (the “Company”) identified certain inter-company transactions between its subsidiaries, Capital City Bank (“CCB”) and Capital City Home Loans Inc. (“CCHL”), involving residential mortgage loan purchases that were not properly recorded in the financial statements reflected in the Q3 2023 Earnings Release and the Impacted Financial Statements (defined below) in accordance with generally accepted accounting principles. As a result, as further discussed below, the Q3 2023 Earnings Release and the Company’s consolidated financial statements for the following periods (collectively, the “Impacted Financial Statements”) should no longer be relied upon: (1) the year ended December 31, 2022, (2) the three months ended March 31, 2022 and 2023, (3) the three and six months ended June 30, 2022 and 2023, and (4) the three and nine months ended September 30, 2022.

When CCHL sold residential mortgage loans to CCB, CCHL recorded mortgage banking revenue and a mortgage servicing right. On an ongoing basis, CCHL recognized noninterest income for servicing these loans on behalf of CCB. Because these inter-company transactions were not properly eliminated and net loan fees were not properly recorded in preparing the Impacted Financial Statements, certain line items, including mortgage banking revenues, loan interest income, compensation expense, other income, income taxes, net income, loans, other assets, other liabilities, and equity, need to be restated in the Impacted Financial Statements.

On November 8, 2023, management, after discussion with the Company’s independent registered public accounting firm, FORVIS, LLP (“FORVIS”), and the chair of the Audit Committee of the Company’s Board of Directors, determined that the Impacted Financial Statements should no longer be relied upon because of the inaccuracies described above. As a result, investors also should no longer rely upon the financial statements and related information in the Company’s earnings releases issued, and investor presentations distributed, for the periods covered by the Impacted Financial Statements or the Q3 2023 Earnings Release.

Management has notified the Audit Committee of CCBG of the need to restate the Impacted Financial Statements, and the Audit Committee is working with management and FORVIS to finalize the restatements.

The Company intends to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Reports on Form 10-Q for the three months ended March 31, 2023, and the three and six months ended June 30, 2023, including restated financial statements and related disclosures (collectively, the “Amended Reports”), as promptly as practicable. Management, in consultation with the Company’s independent public accountants, is working to determine whether there are impacts to any of the Company’s financial statements other than the Impacted Financial Statements that require amendments to any of the Company’s filings with the Securities and Exchange Commission (the “SEC”) other than the Amended Reports.

In light of the matters disclosed in this Current Report, management is reassessing the effectiveness of CCBG’s internal control over financial reporting and disclosure controls and procedures, and CCBG expects to report a material weakness in its internal controls with respect to the inaccuracies described above. Management intends to implement new controls to remediate any control deficiencies that exist with respect to these transactions.

Item 7.01. Regulation FD Disclosure.

On November 13, 2023, the Company issued a press release announcing that it would not be able to timely file with the SEC its Quarterly Report on Form 10-Q for the period ended September 30, 2023, and its intention to restate the Company’s consolidated financial statements for the Non-Reliance Periods. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority) that are based on current plans and expectations that are subject to uncertainties and risks. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,” “goal,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements, and you should not rely on these forward-looking statements due to many factors, including: the effects of the restatements described above on prior-period financial statements or financial results; risks related to the timely and correct completion of the restatements and related filings; the risk that the completion and filing of the Amended Reports will take significantly longer than expected and will not be completed in a timely manner; identification of any additional inaccuracies in our financial reporting that require further restatements of previously issued financial statements; the risk that the restatements may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing of the Amended Reports with the SEC or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the Amended Reports with the SEC; the possibility that The Nasdaq Stock Market may seek to delist the Company’s securities; the possibility that the Company will not be able to become current in its filings with the SEC; the risk of investigations or actions by governmental authorities or regulators and the consequences thereof, including the imposition of penalties; the risk that the Company may become subject to shareowner lawsuits or claims; risks related to our ability to implement and maintain effective internal control over financial reporting and/or disclosure controls and procedures in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes in key personnel and any changes in our ability to retain key personnel; the inherent limitations in internal control over financial reporting and disclosure controls and procedures; the scope of the restatement and deficiencies, if any, in internal control over financial reporting and/or disclosure controls and procedures may be broader than we currently anticipate; remediation of any deficiencies with respect to the Company’s internal control over financial reporting and/or disclosure controls and procedures may be complex and time-consuming; the impact of these matters on the Company’s performance and outlook; and expectations concerning the Company’s performance and financial outlook. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item No.      Description of Exhibit

99.1                 Press release, dated November 13, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	November 13, 2023	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number      Description

99.1             Press Release dated November 13, 2023